

CORPORATE PRESENTATION

December 2013

TRIANGLE
PETROLEUM CORPORATION

FORWARD LOOKING STATEMENT

Certain statements in this press release regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements, including the risks discussed in the Company's annual report on Form 10-K and the Company's other filings with the Securities and Exchange Commission. Factors that could cause differences include, but are not limited to history of losses; speculative nature of oil and natural gas exploration; changes in estimates of proved reserves; substantial capital requirements and inability to access additional capital; reductions in the borrowing base under the Company's credit facility; reallocations or reductions in the fiscal 2014 capital budget; inability to meet the drilling schedule; changes in tax regulations applicable to the oil and natural gas industry; results of acquisitions; failure to close anticipated acquisitions; relationships with partners and service providers; inability to acquire additional leasehold interests or other oil and natural gas properties; defects in title to the Company's oil and natural gas interests; inability to manage growth in the Company's businesses, includingRockPile Energy Services and Caliber Midstream; changes in the Company's executive management team; inability to control properties that the Company does not operate; lack of diversification; competition in the oil and natural gas industry; global financial conditions; oil and natural gas realized prices; future production and development costs; inability to market and distribute oil and natural gas produced; inability to meet financial and production guidance; cancellation of expected RockPile Energy Services completion jobs by third-party operators; delays or complications in Caliber Midstream's construction operations; Caliber Midstream's inability to secure third party contracts; seasonal weather conditions; government regulation of the oil and natural gas industry, including potential regulations affecting hydraulic fracturing and environmental regulations such as climate change regulations; cybersecurity risks; aboriginal claims; uninsured or underinsured risks; the effect of the Company's commodity derivative instruments and hedging program; and a material weakness in internal accounting controls. The forward-looking statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise.

Table of Contents

TRIANGLE PETROLEUM CORPORATION

BUSINESS OVERVIEW

TRIANGLE
PETROLEUM CORPORATION

TRIANGLE PETROLEUM CORPORATION OVERVIEW

TRIANGLE PETROLEUM CORPORATION

TPC wholly owned E&P subsidiary

TUSA

- Growth oriented E&P company focused on the Williston Basin
- ~94,000 net acres with production rate of 7,400+ Boepd(1) and proved reserves of 32.5 MMBoe
- ~45,000 net acres in core areas of McKenzie / Williams Counties (66% operated)
- Current drilling program consists of running 3 full-time operated rigs

TPC wholly owned energy services subsidiary

RockPile ENERGY SERVICES

- Hydraulic pressure pumping and well completion services
- Provides greater control over Triangle's largest cost center
- ~53% of completion jobs since inception through Q3 FY'14 performed for third parties

TPC owns 50% of G.P. and 30% of L.P.(2)

CALIBER MIDSTREAM

- Gathering, transportation, treating and processing services
- JV with First Reserve Energy Infrastructure Fund
- All segments of the Phase I system expected to be in service in early calendar year 2014
- Phase II expected in service date of Q2 FY'15 (April 30, 2014)

(1) *Net sold volumes based on a 21-day average effective December 5, 2013.*
(2) *Triangle pro forma ownership of L.P. to increase to 32% from 30% on Phase II in-service date.*
Note: Triangle Petroleum Corporation's Fiscal Year 2014 ends January 31, 2014.

KEY INVESTMENT HIGHLIGHTS

SUBSTANTIAL GROWTH IN OPERATED PRODUCTION AND RESERVES	▲ Production and reserves have increased 390% and 293%,respectively, year over year ▪ 59% increased production rate from Q2 FY'14 to Q3 FY'14 ▲ Company continues to increase operated production while reducing costs
OIL-FOCUSED WILLISTON BASIN OPERATOR	▲ ~94,000 net acres; 32,529 MBoe proved reserves (85% oil; 46% proved developed) ▲ Focused on increasing scale through selective bolt-on acquisitions and trades in core area ▲ The Bakken Shale and Three Forks formations in the Williston Basin represent one of the largest oil deposits in North America
HIGHLY EXPERIENCED OPERATIONS TEAM	▲ Key members of the technical and operations team each have 10 to 35 years of oil and gas experience ▲ Focused on continued hiring of seasoned operating personnel with substantial experience in the Williston Basin
INTEGRATED AND EFFICIENT DEVELOPMENT MODEL	▲ Reduces reliance on third-party service providers; relieves infrastructure constraints ▲ Recovers value-leakage to critical supply chain services ▲ Multi-well pad drilling, zipper-frac'ing, improve costs and completion time ▲ Triangle has deployed ~$60 million of cash to its subsidiaries, representing only 8% of total capital invested(1)
STRONG FINANCIAL POSITION	▲ $275 million reserve-based lending facility with $230 million in liquidity as of 10/31/13 ▲ Conservative financial approach with focus on protecting cash flow through hedging ▪ ~4,500 Boepd, ~4,000 Boepd, ~1,500 Boepd hedged for CY 2013-2015, respectively ▲ Top-tier private equity partners (NGP, First Reserve and TIAA Oil & Gas Investments)

(1) Since new management turn-around beginning in 2010 through October 31, 2013.

OIL-FOCUSED SINGLE BASIN OPERATOR

KEY HIGHLIGHTS

- Concentrated acreage in core area of Williston Basin
  - ~45,000 net acres primarily in McKenzie and Williams counties
- Williston Basin in the early stages of 20+ year development program
  - Increased density drilling and discovery of additional geologic zones may further increase the horizon of full development
  - Provides Triangle with acquisition opportunities to increase scale
- Implementing the latest technologies including pad drilling and zipper-frac'ing which increase efficiencies while controlling costs

DETAILS	TPLM CORE AREA
Net Acreage	~45,000
Percent Operated (%)[1]	66%
OPERATED DSUs[1]	42
TOTAL OPERATED DRILLING LOCATIONS[2]	336 - 504

ASSET MAP


MONTANA
NORTH DAK
WILLIAMS
BURKE
MOUNTRAIL
HERIDAN
Williston
Alexander
Watford City
MCKENZIE
Sidney
DUNN
TPLM Acreage
TPLM Operated DSU
Three Forks Wells
Bakken Wells
County

Source: Triangle Petroleum Corporation, Montana Board of Oil and Gas, and North Dakota Industrial Commission, 2013.
(1) *Triangle's operatorship in North Dakota has been confirmed through title. In eastern Montana, operated assumes 30% or greater working interest.*
(2) *Base Case based upon 4 Bakken shale and 4 Three Forks wells per DSU; Upside Case based upon 8 Bakken shale and 4 Three Forks wells per DSU, supported by a recent 12-well density test in southern Williams County.*

SIGNIFICANT OPERATED PRODUCTION AND RESERVES GROWTH

NET SOLD PRODUCTION VOLUMES (BOEPD)


FY2014 Avg. Daily Production Guidance(1)
4,750 – 5,350 Boepd
Consensus estimated average of ~6,600 Boepd(2)
Completed first operated well May 2012
RockPile completed first well August 2012
Caliber generates first revenues
Net Sales Volumes (Boepd)
Operated Rig Count
10,000
8,000
6,000
4,000
2,000
0
10
8
6
4
2
0
616
696
1,120
1,389
2,098
2,714
4,287
6,804
8,500
7,500
Q4 FY'12
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14E Exit Revised(3)
Actual Production
Guidance Low Case
Guidance High Case
Avg. Rig Count

PROVED RESERVES (MBOE)


40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1,477 (17% PDP)
2,000 (39% PDP)
7,044 (30% PDP)
8,278 (35% PDP)
14,637 (45% PDP)
16,050 (41% PDP)
22,080 (45% PDP)
32,529 (46% PDP)
Q4 FY'12
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
PDP Reserves
PUD Reserves

OPERATED VS. NON-OPERATED VOLUMES


100%
80%
60%
40%
20%
0%
100%
64%
36%
45%
55%
31%
69%
30%
70%
35%
65%
22%
78%
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Operated Volumes
Non-Operated Volumes

(1) *Revised FY2014 production guidance issued on August 6, 2013. Previous guidance (FY2014 Daily Production Guidance 3,600 – 4,000 Boepd) issued on March 4, 2013.*

(2) *Average Bloomberg Consensus estimate as of December 6, 2013.*

(3) *Revised Q4 FY'14E exit rate guidance issued on December 9, 2013. Previous Q4 FY'14E exit rate guidance (7,000 – 8,000 Boepd) issued on August 6.*

OPERATIONAL OVERVIEW

TRIANGLE USA CORE AREA – MCKENZIE AND WILLIAMS COUNTIES

CURRENT DEVELOPMENT

- Currently operating 3 full-time drilling rigs
- Plug and perf completions (McKenzie 100% ceramic, Williams 25% ceramic)

KEY HIGHLIGHTS

- 46 gross operated wells currently producing and 5 wells waiting on completion
- Over 60% of operated producing wells currently hooked up to gas sales, as compared to 0% at the end of Q1 FY'14(1)
- Recent downspacing test indicates potential for 8 – 12 locations per DSU
  - Nearby operator undergoing 12-well spacing pilot per DSU
- Decreasing spud to total depth days; average of 23 days for Q3 FY'14 from 28 days for Q3 FY'13
- Targeting $9.0 - $9.5 million AFE costs(2)
  - Efficiencies related to pad drilling
  - Caliber reduces pad equipment on site
  - Reducing time drilling rig spends on location

TUSA OPERATED WELLS COMPLETED (GROSS VS. NET)(3)


Wells Completed
10
8
6
4
2
0
5.0
2.5
5.0
2.7
6.0
4.7
5.0
5.0
8.0
5.2
9.0
6.3
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Gross Operated Completions
Net Operated Completions

AVERAGE SPUD TO TOTAL DEPTH DRILLED DAYS(4)


Days
30
25
20
15
10
5
0
28
29
27
23
23
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

Source: Triangle Petroleum Corporation and North Dakota Industrial Commission, 2013.

(1) As of November 30, 2013.

(2) Includes $1.2mm average RockPile Elimination and effects of Triangle-RockPile master service agreement renegotiation.

(3) Does not include five producing operated wells acquired in the Aggregate Acquisitions announced in August 2013.

(4) Spud to total depth drilled days excludes days when rig is batch drilling adjacent well.

ROCKPILE ENERGY SERVICES

RockPile Energy Services, LLC is focused on providing "Best in Class" pressure pumping and ancillary services in the Williston Basin

RockPile ENERGY SERVICES

EXPANDING CAPACITY AND CAPABILITIES

- Increased third party well completions by 90% from Q2 FY'14 to Q3 FY'14
- Q3 FY'14 first full quarter operating two 24-hour spreads
  - Total capacity stands at 36,000 HP, with incremental spread to facilitate third party work
- Backlog of approximately 21 wells, including 11 for third party operators at Q3 FY'14 end
- To date, completed jobs for six third party operators
  - Completion work for new third party operator commenced in Q3 FY'14
- Increasing scale by adding workover units and additional cased wireline units to basket of product offerings
- Continue key personnel hiring initiative to facilitate growth and increased scale

GROSS WELLS COMPLETED



Wells Completed
Horsepower
35
30
25
20
15
10
5
0
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
1
6
1
5
10
4
6
10
5
5
18
10
8
28
19
9
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Triangle Wells
Third Party Wells
Horsepower

CONSOLIDATED ELIMINATION SINCE INCEPTION

Net Income Eliminated through Q3 FY'14 ($mm)[1]	RPES-Triangle Completed Wells through Q3 FY'14	Avg. Well Cost Reduced per Triangle Well ($mm)
$40.6	34	$1.2

(1) *Reference "Segment Reporting" tables in company financial statements and presentation appendix.*

TRIANGLE PETROLEUM CORPORATION

CALIBER MIDSTREAM

***Caliber Midstream Partners, LP** is focused on providing gathering, transportation and processing in the Williston Basin*


INTERCONNECT
CALIBER CENTRAL FACILITY
McKenzie
152N 102W
152N 101W
152N 100W
152N 99W
151N 102W
151N 101W
151N 100W
151N 99W
150N 102W
149N 101W
149N 100W
149N 99W
148N 101W
148N 100W
Alexander Market Center (Enbridge)
Caliber Central Facility
Lewis SWD
ONEOK (NGL)
Caliber System
Northern Border (Dry Gas)
WAWSA
Enbridge (Crude)
Triangle Phase I DSU's
Triangle Phase II DSU's

CALIBER MIDSTREAM

Operations Update

- Crude gathering and stabilization pipeline and facility currently in service (~19 miles of pipe laid to date)
- Natural gas gathering pipeline currently in service (~24 miles of pipe laid to date)
- Natural gas processing facility expected to be operational in early 2014
- Produced water disposal pipeline and facility currently in service (~19 miles of pipe laid to date)
- Freshwater delivery pipeline and facility currently in service (~18 miles of pipe laid to date)

Capital Structure

- Triangle has a 30% ownership stake[1], but can earn up to 50% if incentives are met
- To date, Triangle has committed $30 million of capital investment towards Caliber ($21 million invested through Q3 FY'14)

(1) Triangle pro forma ownership of L.P. to increase to 32% from 30% on Phase II in-service date.
Source: Triangle Petroleum Corporation and North Dakota Industrial Commission, 2013.

FINANCIAL OVERVIEW

STAND-ALONE BUSINESS SEGMENT FINANCIAL RESULTS

TUSA HISTORICAL REVENUE[(1)]


Revenue ($mm)
$60.0
$40.0
$20.0
$0.0
$7.5
$10.4
$16.8
$21.1
$34.6
$55.5
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

TUSA HISTORICAL ADJUSTED *EBITDA*[(2)]


EBITDA ($mm)
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$3.3
$6.8
$10.1
$14.9
$26.3
$40.5
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

RPES HISTORICAL REVENUE[(1)]


Revenue ($mm)
$60.0
$40.0
$20.0
$0.0
$8.1
$23.9
$25.2
$26.9
$44.3
$66.0
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

RPES HISTORICAL ADJUSTED *EBITDA*[(2)]


EBITDA ($mm)
$20.0
$15.0
$10.0
$5.0
$0.0
$0.1
$5.9
$6.3
$5.8
$11.5
$13.0
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

CLBR HISTORICAL REVENUE[(1)]


Revenue ($mm)
$3.0
$2.0
$1.0
$0.0
NA
NA
NA
$0.9
$1.1
$1.2
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

CLBR HISTORICAL ADJUSTED *EBITDA*[(2)]


EBITDA ($mm)
$3.0
$2.0
$1.0
$0.0
NA
NA
NA
$0.6
$0.7
$0.6
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

Note: TUSA, RPES and CLBR show stand-alone historical revenue and EBITDA.
**Footnotes (1) and (2) describing segment information and non-GAAP measures are located at the back of the Appendix.*
**Caliber financial results net to Triangle's 30% ownership stake.*

CURRENT POSITION

CURRENT POSITION	
Share Price *(as of December 6, 2013)*	$10.82
90-day % Change	*+44.5%*
Shares Outstanding (mm)[1]	85.6
Market Capitalization ($mm)	**$926**
Total Debt *($mm, as of October 31, 2013)* [1]	$171

LIQUIDITY PROFILE ($MM)	
Total Cash *(as of October 31, 2013)*	$100
TUSA Credit Facility Availability *(as of October 31, 2013)*	$124
RPES Credit Facility Availability *(as of October 31, 2013)*	$6
Total Liquidity	**$230**

KEY HIGHLIGHTS

- Conservative leverage profile
  - Reduced debt to annualized EBITDA to 1.1x in Q3 FY'14 from 1.2x in Q2 FY'14[1]
- Borrowing base recently increased from $165 million to $275 million; next quarterly redetermination in January, 2014[2]
- Active hedging program in place with barrels hedged through CY '15

CURRENT OWNERSHIP[3]


1%
99%
Officers & Directors
Public

Note: Dollars in U.S. millions, except per share data.

1. *Does not include $120mm convertible note with a 5% cashless coupon per annum convertible into Triangle stock at $8.00 per share; covenant light. Potentially dilutive into approximately 16.0 million shares of Triangle common stock.*
2. *Redetermination effective October 16, 2013. Next redetermination in January, 2014.*
3. *Common stock ownership as of November 11, 2013.*

FY2014 CAPITAL BUDGET (ENDED JANUARY 31, 2014)

Budget Detail

Capital Expenses	FY2014 Budget ($mm) Low Case		High Case
TUSA Drilling Program[1]	$285	-	$305
TUSA Land Spend	$110	-	$120
Infrastructure[2]	$15	-	$20
RockPile[3]	$20	-	$20
Variance (~5%)	NA	-	NA
Total	**$430**	**-**	**$465**

Budget Allocation ($430mm - $465mm)



66%
26%
4%
4%
TUSA Drilling Program
TUSA Land Spend
Infrastructure
RockPile

Projected FY2014 Drilling Activity

- Drilling program consists of 3 full-time operated rigs
- Spud ~ 34 gross operated wells
- Complete ~ 28 to 32 gross operated wells

(1) *TUSA 3-Rig Operated Drilling Program does not include the RockPile elimination that reduces capital expenditures at the TPC level (parent company).*
(2) *TUSA Infrastructure does not include $9 million in expected TPC capital infusion to Caliber.*
(3) *Represents capital expenditures at RockPile. Does not include $5 million in TPC capital infusion to RockPile.*

Note: Budget Detail and Budget Allocation based on Management estimates and assumptions as of August 6, 2013. All forward looking information subject to a number of assumptions and uncertainties. They are not a guarantee of future performance.

TRIANGLE PETROLEUM CORPORATION

RISK MANAGEMENT

KEY HIGHLIGHTS

- Actively hedging to protect present and future cash flows through the use of zero cost collars and swaps
  - Targeting to hedge up to 85% of expected production over next 18 – 24 months
  - 500,000 Bbls hedged using puts at $75.00 strike with expiration at 12/16/2013

HEDGE POSITION



$95.25 fixed price
5,000
4,000
3,000
2,000
1,000
-
Bopd
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$ / Bopd
$105.02
$89.57
4,500
$100.05
471
$84.99
3,473
$95.78
$80.00
1,500
CY'13
CY'14
CY'15
Costless Collar Volume
Swap Volume
Weighted Average Collar Floor
Weighted Average Collar Ceiling

CURRENT HEDGES (BOPD)



Q3 FY'14 Production: 6,804 Boepd
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
4,567
4,666
4,145
3,250
2,660
1,500
1,500
1,500
995
Q4 FY'14
Q1 FY'15
Q2 FY'15
Q3 FY'15
Q4 FY'15
Q1 FY'16
Q2 FY'16
Q3 FY'16
Q4 FY'16
Hedged Volumes
Q3 FY'14 Production

*As of 12/06/2013.

APPENDIX

a) Stand-Alone Business Segment Financial Results and Guidance
b) Montana – Station Prospect
c) Historical Financials
d) RockPile Energy Services and Caliber Midstream Implied Valuations

TRIANGLE
PETROLEUM CORPORATION

APPENDIX

STAND-ALONE BUSINESS SEGMENT FINANCIAL RESULTS AND GUIDANCE

STAND-ALONE VS. CONSOLIDATED REVENUE GROWTH



Triangle USA
RockPile Stand Alone
RockPile Consolidated
Caliber
Revenue ($mm)
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
5.2
5.2
8.1
7.5
2.6
7.5
23.9
10.4
10.7
10.4
25.2
16.8
7.4
16.8
0.9
26.9
21.1
13.1
21.1
1.1
44.3
34.6
15.5
34.6
1.2
66.0
55.5
$33.1
55.5
Stand-Alone
Consolidated
Q1 FY'13 (A)
Q2 FY'13 (A)
Q3 FY'13 (A)
Q4 FY'13 (A)
Q1 FY'14 (A)
Q2 FY'14 (A)
Q3 FY'14 (A)

TRIANGLE USA (E&P)

	Revenue(1) ($ million)	EBITDA(2) ($ million)
Q4 FY'14 (Nov'13 – Jan'14)	$46 - $50	$32 - $36
Q4 Ann.	$184 - $200	$128 - $144
Fiscal 2014	$140 - $154	$96 - $110

ROCKPILE ENERGY SERVICES

	Revenue(1) ($ million)	EBITDA(2) ($ million)
Q4 FY'14 (Nov'13 – Jan'14)	$58 - $64	$12 - $15
Q4 Ann.	$232 - $256	$48 - $60
Fiscal 2014	$185 - $202	$42 - $49

CALIBER MIDSTREAM

	Revenue(1) ($ million)	EBITDA(2) ($ million)
Q4 FY'14 (Nov'13 – Jan'14)	$2.6 - $3.1	$2.1 - $2.6
Q4 Ann.	$10.4 - $12.4	$8.4 - $10.4
Fiscal 2014	$7.2 - $8.0	$5.2 - $5.8

Sold production volumes.
EBITDA estimates do not include TPC (parent company) overhead.
Caliber guidance net to Triangle's 30% ownership stake.
Footnotes (1) and (2) describing segment information and non-GAAP measures are located at the back of the Appendix.

TRIANGLE PETROLEUM CORPORATION

MONTANA – STATION PROSPECT


Samson Resources
Riva Ridge 33-56H MB
Riva Ridge 0607-2H TF
Sagebrush Resources
SBR 1-36H
DANIELS
SHERIDAN
Southwestern Energy
Bedwell 1H
Whiting Petroleum
Gronlie Farms 24-20
Whiting Petroleum
Olson 21-28
Brigham Beck 15-101-H
Samson Oil & Gas
Australia III
ROOSEVELT
Whiting Petroleum
French 21-26
Samson Oil & Gas
Gretel II
Brigham Rogney 17-8-1-H
Samson Oil & Gas
Australia II
Continental Resources
Abercrombie 1-10H
MCCONE
RICHLAND
Samson Oil & Gas
Australia IV
TPLM Operated DSU
TPLM Acreage
Select Wells
County

DETAILS

- ~50,000 net acres; 65% operated
- Potential Drilling Inventory: 360 operated locations
- Anticipate allocating $10 million to drill and complete 3 – 4 exploratory wells in FY'15

KEY HIGHLIGHTS

- Industry activity continues in offsetting townships
- Ongoing exploration programs for Bakken and Three Forks
- New exploration program for conventional Red River initiated by peer operator
- Long-term leasehold allows a "wait-and-see" approach
- Asset provides substantial exploration upside for unconventional and conventional accumulations

Source: Triangle Petroleum Corporation and Montana Board of Oil and Gas, 2013.

Q3' FY14 CONSOLIDATED INCOME STATEMENT

	Three Months Ended October 31, 2013	Three Months Ended October 31, 2012
Revenues		
Total revenues	$ 88,549	$ 21,300
Costs and Expenses		
Oil and gas operating expenses (incl. production taxes)	13,030	2,678
Pressure-pumping and related services[(a)]	29,164	8,881
Depreciation and amortization	18,609	3,984
Corporate and Other stock-based compensation	1,981	905
E&P stock-based compensation	328	602
RPES stock-based compensation	148	-
Corporate and Other cash G&A expenses	2,605	1,595
E&P cash G&A expenses	2,346	1,588
RPES cash G&A expenses	3,150	1,685
Total operating expenses	71,361	21,918
Operating Income (Loss)	17,188	(618)
Gain (loss) from derivative activities	2,123	1,401
Interest expense	(1,993)	(1,430)
Interest income	53	25
Other income (expense)	(13)	(50)
Total other income (expense)	170	(54)
Net Income Before Income Taxes	17,358	(672)
Income tax provision	-	-
Net Income (Loss)	$ 17,358	$ (672)
Noncontrolling interest's net loss share	-	73
Net Income (Loss) Attributable to Common Stockholders	$ 17,358	$ (599)
Net income (loss) per common		
Basic	$ 0.22	$ (0.01)
Diluted[(b)]	$ 0.20	$ (0.01)
Adjusted Net income (loss) per common[(c)]		
Basic	$ 0.19	$ (0.05)
Diluted[(b)]	$ 0.18	$ (0.05)
Weighted average common shares		
Basic	79,059	44,327
Diluted	96,041	44,327

(a) Includes intercompany eliminations; reference Note 3 – Segment Reporting in our Q3 fiscal 2014 Form 10-Q for additional details.
(b) Includes interest expense add-back of $1.6 million related to outstanding convertible notes.
(c) See "Use of Segment Information and Non-GAAP Measures" and "Adjusted Net Income Reconciliation" in the Appendix.

CONSOLIDATED ADJUSTED NET INCOME RECONCILIATION

TRIANGLE PETROLEUM CORPORATION

	Q3 fiscal 2014	Q3 fiscal 2013
Net income (loss) as reported	$ 17,358	$ (599)
(Gain) loss on derivative activities	(2,123)	(1,401)
(Income) loss on investment in marketable securities	12	-
Adjusted net income (loss)	$ 15,247	$ (2,000)
Adjusted net income (loss) per common		
Basic	$ 0.19	$ (0.05)
Diluted[(a)]	$ 0.18	$ (0.05)
Weighted average common shares		
Basic	79,059	44,327
Diluted	96,041	44,327

STAND-ALONE BUSINESS SEGMENT ADJUSTED EBITDA RECONCILIATION

TUSA

	Q3 fiscal 2014	Q2 fiscal 2014
Net income (loss)	$ 24,471	$ 11,692
Depreciation and amortization	16,829	10,111
Interest expense (income)	584	437
Stock-based compensation	328	247
Accretion of asset retirement obligations	983	9
Unrealized (gain) loss on derivative activities	(2,726)	2,806
(Income) loss on investment in marketable securities	12	(581)
Adjusted-EBITDA	$ 40,482	$ 24,721

RockPile ENERGY SERVICES

	Q3 fiscal 2014	Q2 fiscal 2014
Net income (loss)	$ 9,984	$ 9,554
DD&A	2,635	1,600
Stock-based compensation	148	99
Interest Expense	242	216
Adjusted-EBITDA	$ 13,009	$ 11,469

CALIBER MIDSTREAM

	Q3 fiscal 2014	Q2 fiscal 2014
Net income (loss)	$ 384	$ 697
Depreciation	242	33
Adjusted-EBITDA	$ 626	$ 730

**Caliber Adjusted-EBITDA represents Triangle's 30% ownership share of the partnership, before intracompany elimination.*

(a) Includes interest expense add-back of $1.6 million related to outstanding convertible notes.
**Adjusted-EBITDA does not include TPC (parent company) cash G&A expense of $2.6 million*
**See "Use of Segment Information and Non-GAAP Measures" in the back of the Appendix for disclosures*

Q3' FY14 INTERSEGMENT TABLE

	Exploration and Production	RockPile's Pressure Pumping and Other Services	Corporate and Other[a]	Eliminations and Other	Consolidated Total
Revenues					
Oil and natural gas sales	$ 55,477	$ -	$ -	$ -	$ 55,477
Pressure pumping and related services for third parties	-	33,499	-	(427)	33,072
Intersegment revenues	-	32,499	-	(32,499)	-
Other	-	-	183	(183)	-
Total revenues	55,477	65,998	183	(33,109)	88,549
Costs and Expenses					
Prod. taxes, LOE, and other expenses	13,030	-	-	-	13,030
Depletion, depreciation and amortization	16,829	2,635	165	(1,020)	18,609
Pressure pumping	-	49,839	-	(20,675)	29,164
General and administrative	2,674	3,298	4,586	-	10,558
Total operating expenses	32,533	55,772	4,751	(21,695)	71,361
Income (loss) from operations	22,944	10,226	(4,568)	(11,414) [b]	17,188
Other income (expense)	1,527	(242)	(731)	(384) [c]	170
Net income (loss) before income taxes	$ 24,471	$ 9,984	$ (5,299)	$ (11,798)	$ 17,358

(a) Corporate and Other includes our corporate office and several subsidiaries that management does not consider in the exploration and production or pressure pumping segments. These subsidiaries have limited activity.
(b) $11.4 million RPES and other services consolidated elimination results in a $11.4 million reduction in oil and natural gas property expenditures.
(c) $0.4 million CLBR intracompany elimination results in a $0.4 million reduction in oil and natural gas property expenditures.
**Reference Note 3 – Segment Reporting in our Q3 FY'14 Form 10-Q for additional details.*

ROCKPILE ENERGY SERVICES IMPLIED VALUATION

EV/EBITDA MULTIPLE VALUATION

	Low Case	Average Case	High Case
Peer EV/EBITDA	4.0x	5.5x	7.2x
RPES Valuation	$216mm	$299mm	$390mm
TPC per Share	$2.52	$3.49	$4.55

- RockPile Energy Services Q4 FY 2014 estimated annualized EBITDA of approximately $54 million(1)
- Peer group 2013E EV/EBITDA range of 4.0x to 7.2x with an average 5.5x
- Valuation implies $2.52 to $4.55 per share for Triangle Petroleum shareholders

OILFIELD SERVICE PEER GROUP 2013(E) EV/EBITDA



8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
.0x
4.0x 4.2x 4.2x 4.7x 4.7x 4.8x 5.2x 5.3x 5.5x 5.5x 5.6x 5.7x 6.0x 6.0x 6.1x 6.1x 6.2x 6.6x 7.0x 7.2x
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Average
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19

Peer Group: BAS, CDI-T, CFW-T, CJES, ESI-T, FES, HP, KEG, NBR, NR, PDS, PES, PTEN, RES, SPN, SVY-T, TDG-T, WRG-V, XDC-T.
Source: Bloomberg.
(1) See "Use of Segment Information and Non-GAAP Measures" in the Appendix.
**Data as of 12/05/2013.*

APPENDIX

CALIBER MIDSTREAM IMPLIED VALUATION

EV/EBITDA MULTIPLE VALUATION

	Low Case	Average Case	High Case
Peer EV/EBITDA	9.7x	16.2x	23.2x
Caliber Valuation	$301mm	$501mm	$719mm
TPC Interest	$90mm	$150mm	$216mm
TPC per Share	$1.06	$1.76	$2.52

- Caliber Midstream Q4 FY 2014 estimated annualized EBITDA of $31 million(1), or $9 million net to Triangle's ownership
- Peer group 2013E EV/EBITDA range of 9.7x to 23.2x with an average 16.2x
- Valuation implies $1.06 to $2.52 per share for Triangle Petroleum shareholders
- Potential additional value from Trigger Units and Cashless Warrants package

MIDSTREAM MLP PEER GROUP 2013(E) EV/EBITDA



25.0 x
20.0 x
15.0 x
10.0 x
5.0 x
.0 x
9.7 x
11.7 x
13.1 x
13.5 x
13.7 x
13.7 x
14.0 x
14.4 x
15.9 x
16.2 x
16.2 x
16.4 x
16.8 x
17.3 x
18.1 x
18.9 x
19.3 x
19.7x
21.7 x
23.2 x
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Average
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19

Peer Group: ACMP, AMID, APL, BKEP, CMLP, DPM, HEP, MMLP, MWE, NGLS, RGP, RRMS, SMLP, SXE, TCP, TLLP, TLP, WES, XTEX.
Source: Bloomberg.
(1) See "Use of Segment Information and Non-GAAP Measures" in the Appendix.
**Data as of 12/05/2013.*

TRIANGLE PETROLEUM CORPORATION

USE OF SEGMENT INFORMATION AND NON-GAAP MEASURES

1) The Company often provides financial metrics for each of Triangle's three segments of operation. Revenues for each segment are disclosed in notes to the financial statements contained in the Company's Form 10-K and Form 10-Q filings, but the sum of those unconsolidated revenues differs from Triangle's consolidated revenues for the corresponding reporting period. Triangle's consolidated revenues would reflect segment revenues reduced for intracompany sales (i.e. for RockPile services to Triangle's E&P segment).

Triangle also believes that unconsolidated segment revenue assists investors in measuring RockPile's performance as a stand-alone company without eliminating, on a consolidated basis, certain revenues attributable to completion services for Triangle's economic interests in new wells operated by Triangle.

2) EBITDA represents income before interest expense, income taxes, depreciation and amortization. EBITDA is not a calculation based upon generally accepted accounting principles in the U.S. ("GAAP"). Triangle has presented ranges of anticipated EBITDA, by segment, because it regularly reviews EBITDA by segment as a measure of the segment's operating performance. Triangle also believes EBITDA assists investors in comparing segment performance on a consistent basis without regard to interest expense, income taxes, depreciation and amortization, which can vary significantly depending upon many factors. Most of Triangle's consolidated interest expense relates to debt of the consolidated parent.

The total of EBITDA by segment is not indicative of Triangle's consolidated EBITDA, which reflects other matters such as (i) additional parent administrative costs, (ii) the aforementioned intracompany eliminations, and (iii) the use of the equity method, rather than consolidation, for Triangle's investment in Caliber. The EBITDA measures presented in the Tables may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

3) Adjusted net income (loss) is defined as net income (loss) applicable to common stockholders Adjusted to exclude certain charges or amounts in order to provide users of this financial information with additional meaningful comparisons between current results and the results of prior periods. We present this measure because (i) it is consistent with the manner in which the Company's performance is measured relative to the performance of its peers, (ii) this measure is more comparable to earnings estimates provided by securities analysts, and (iii) charges or amounts excluded cannot be reasonably estimated and guidance provided by the company excludes information regarding these types of items. These Adjusted amounts are not a measure of financial performance under GAAP. We believe that net income (loss) is the performance measure calculated and presented in accordance with GAAP that is most directly comparable to Adjusted net income (loss).